EX-99.23(e)(14)

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

This Agreement is made on the 4th day of October, 2004, by and between JNL Series Trust (the "Trust") and Jackson National Life Distributors, Inc. ("JNLD").

WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, whereby a Fund may issue one or more classes of shares; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted an Amended and Restated Brokerage Enhancement Plan (the "Brokerage Plan"), under which, subject to and in accordance with the terms thereof, the Trust (i) may, subject to the requirement to seek best price and execution, direct Jackson National Asset Management, LLC or any sub-adviser of a Fund to allocate brokerage in a manner intended to increase the distribution of the Trust's shares, and (ii) may use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds; and

WHEREAS, in furtherance of the purposes of the Brokerage Plan, the Trust wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

WHEREAS, the Trust is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program ("AML Program") reasonably designed to prevent the Trust being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury; and

WHEREAS, the Trust has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD; and

WHEREAS, JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Trust; and

WHEREAS, JNLD wishes to render the services hereunder to the Trust;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1. Appointment and Acceptance. The Trust hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

2.   General Provisions.

     (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Trust on Form N-1A (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Trustees of the Trust (the "Board of Trustees"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

     (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Trust in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Trust's transfer agent promptly for processing.

     (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

3. JNLD Expenses. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

     (a) costs of sales presentations, preparation and delivery of advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

     (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

     Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses, may pay for expenses, or otherwise use the payments, credits, benefits or other services available under the Brokerage Plan to cover the expenses incurred under this Agreement to the extent permitted by the terms of the Brokerage Plan.

4. Trust Expenses. Pursuant to an Administration Agreement, the Trust shall bear all of its expenses including, but not limited to:

     (a)  preparation and setting in type, printing and distributing reports and
          other   communications,   proxies,   prospectuses  and  statements  of
          additional information to existing shareholders;

     (b) registration of the Trust's Shares with the Securities and Exchange Commission.

5.   Sale of Shares by Distributor.

     (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Trust shall receive 100% of such net asset value.

     (b) All orders received by JNLD and transmitted to the Trust shall be subject to acceptance and confirmation by the Trust.

6.   Brokerage Plan.

     (a) As used herein, the term "Brokerage Enhancement Charge" refers to the use of a portion of the Fund's brokerage transactions, as authorized under the Brokerage Plan, to finance distribution an related services, as described in the Brokerage Plan, while the term "12b-1 Fee" refers to a charge against Fund Class A Share assets, as authorized under the Brokerage Plan, to finance distribution and related services of Class A Shares, as described in the Brokerage Plan.

     (b) In accordance with the terms of the Brokerage Plan, the Trust, on behalf of each Fund that is subject to the Brokerage Enhancement Charge as shown on Schedule A hereto, shall make available to JNLD amounts derived from brokerage commissions paid by the Fund in connection with its portfolio transactions. Such amounts shall be expended by JNLD to finance the distribution related activities described in the Brokerage Plan. The Trust, on behalf of each such Fund, shall also make available to JNLD, the payments, brokerage credits, benefits or other services received from broker-dealers executing portfolio transactions on behalf of the Fund. Such payments, credits, benefits or other services shall be used by JNLD to finance the distribution related activities described in the Brokerage Plan.

     (c) In accordance with the terms of the Brokerage Plan, JNLD shall provide distribution and related services of the types contemplated under the Brokerage Plan and reviewed from time to time by the Board of Trustees with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the Brokerage Plan. The Trust, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the 12b-1 Fee rate per annum of the average daily net assets attributable to the Class A Shares shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed
          JNLD's actual distribution and related service expenses for that quarter.

7. Reservation of Right Not to Sell. The Trust reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

8.   Construction of Agreement.

     (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Trust or to the Trust's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

     (b) Terms or words used in the Agreement, which also occur in the Declaration of Trust or Bylaws of the Trust, shall have the same meaning herein as given to such terms or words in the Declaration of Trust or Bylaws of the Trust.

9. Effective Date and Termination of this Agreement. This Agreement shall become effective at the date and time that the Trust's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Trust and, in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

     This Agreement may be terminated at any time without the payment of any penalty by the Trust by giving JNLD at least thirty (30) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Trust at least thirty (30) days' previous written notice of such intention to terminate.

     This  Agreement  shall  terminate   automatically   in  the  event  of  its
     assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

10. Notices. Notices of any kind to be given to JNLD by the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Trust. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Trust.

11. Non-Exclusivity. The services of JNLD to the Trust under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

12. Reports. JNLD shall prepare reports for the Board of Trustees on a quarterly basis showing such information as shall be reasonably requested by the Board of Trustees from time to time.

13. Independent Contractor. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Trust, may also serve the Trust in other capacities.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15. Governing Law. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulatory organization, such as the National Association of Securities Dealers.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17. JNLD agrees to implement and operate an AML Program on behalf of the Trust (the "Trust AML Program") as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Trust AML Program will be reasonably designed to prevent the Trust from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.) and the implementing regulations thereunder.

18. JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Trust AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Trust AML Program available to the Securities and Exchange Commission (the "SEC") for review and (b) to make the Trust AML Program available for inspection by the SEC.

19. However, the addition or deletion of a fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.


IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                  JNL SERIES TRUST


                                  By:
                                           -------------------------------------
                                  Name:    Robert A. Fritts
                                  Title:   President and Chief Executive Officer

ATTEST:

By:
         --------------------------------------------


                                  JACKSON NATIONAL LIFE DISTRIBUTORS, INC.


                                  By:
                                           -------------------------------------
                                  Name:
                                           -------------------------------------
                                  Title:
                                           -------------------------------------

ATTEST:

By:
         --------------------------------------------

                                   SCHEDULE A


---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                                     Brokerage
                                                                                    Enhancement       Maximum 12b-1
                             Fund                                     Class            Charge       Fee1
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/AIM Large Cap Growth Fund                                        Class A             *2               0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/AIM Small Cap Growth Fund                                        Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Alger Growth Fund                                                Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Alliance Capital Growth Fund                                     Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Eagle Core Equity Fund                                           Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Eagle SmallCap Equity Fund                                       Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/FMR Balanced Fund                                                Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/FMR Capital Growth Fund                                          Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Lazard Mid Cap Value Fund                                        Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Lazard Small Cap Value Fund                                      Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/JPMorgan International Value Fund                                Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Mellon Capital Management S&P 500 Index Fund                     Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Mellon Capital Management S&P 400 MidCap Index Fund              Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Mellon Capital Management Small Cap Index Fund                   Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Mellon Capital Management International Index Fund               Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Mellon Capital Management Bond Index Fund                        Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund      Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Oppenheimer Global Growth Fund                                   Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Oppenheimer Growth Fund                                          Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/PIMCO Total Return Bond Fund                                     Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Putnam Equity Fund                                               Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Putnam International Equity Fund                                 Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Putnam Midcap Growth Fund                                        Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Putnam Value Equity Fund                                         Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class A             *                0.20%
JNL/Salomon Brothers High Yield Bond Fund
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Salomon Brothers Strategic Bond Fund                             Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class A             *                0.20%
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Select Balanced Fund
(formerly, JNL/PPM America Balanced Fund)                            Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Select Large Cap Growth Fund                                     Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Select Global Growth Fund                                        Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Select Money Market Fund
(formerly, JNL/PPM America Money Market Fund)                        Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class C            none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/Select Value Fund
(formerly, JNL/PPM America Value Fund)                               Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/T. Rowe Price Established Growth Fund                            Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/T. Rowe Price Mid-Cap Growth Fund                                Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/T. Rowe Price Value Fund                                         Class A             *                0.20%
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                     Class B             *                None
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/S&P Managed Aggressive Fund                                                         none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/S&P Managed Conservative Fund                                                       none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/S&P Managed Moderate Aggressive Fund                                                none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------

JNL/S&P Managed Moderate Fund                                                           none              none
---------------------------------------------------------------- ---------------- ----------------- ------------------
---------------------------------------------------------------- ---------------- ----------------- ------------------
                                                                                        none              none
JNL/S&P Managed Very Aggressive Fund
---------------------------------------------------------------- ---------------- ----------------- ------------------


--------


1 As a percentage of the average daily net assets attributable to the specified class of shares.

2    Indicates  the  specified  class  of  shares  is  subject  to  a  Brokerage
     Enhancement  Charge  under  the  Trust's  Amended  and  Restated  Brokerage
     Enhancement Plan, dated December 15, 2003.